                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               THE LIMITED, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        [LOGO] THE LIMITED, INC.
                               -----------------

                             Three Limited Parkway
                             Columbus, Ohio 43230
                                (614)415-7000

                                                                 April 20, 1998

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Daylight Time, on May 18, 1998, at our offices located at Three Limited Parkway, Columbus, Ohio. Our Investor Relations telephone number is (614) 415-7070 should you require assistance in finding the location of the meeting. The formal Notice of Annual Meeting of Stockholders and Proxy Statement are attached. I hope that you will be able to attend and participate in the meeting, at which time I will have the opportunity to review the business and operations of The Limited.

  The matters to be acted upon by our stockholders are set forth in the Notice of Annual Meeting of Stockholders. It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached Proxy Statement, would you kindly sign, date and return the enclosed proxy card. Your vote is important regardless of the number of shares you own.

                                          Sincerely yours,

                                          /s/ Leslie H. Wexner
                                          Leslie H. Wexner
                                          Chairman of the Board

                        [LOGO] THE LIMITED, INC.
                               -----------------

                                  ----------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 18, 1998

                                                                 April 20, 1998

To the Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Limited, Inc., a Delaware corporation (the "Company"), will be held at our offices located at Three Limited Parkway, Columbus, Ohio on May 18, 1998, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

    1. To elect four directors to serve for terms of three years.

    2. To consider and vote upon a proposal to approve the 1998 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan.

    3. To consider and vote upon a stockholder proposal which requests that the Board of Directors adopt executive compensation policies linked to various aspects of the Company's selection of its foreign suppliers.

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record, as shown by the transfer books of the Company, at the close of business on March 27, 1998 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Leslie H. Wexner
                                          Leslie H. Wexner
                                          Chairman of the Board

 PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                        [LOGO] THE LIMITED, INC.
                               -----------------

                             THREE LIMITED PARKWAY
                             COLUMBUS, OHIO 43230
                                (614) 415-7000

                                PROXY STATEMENT
                             DATED APRIL 20, 1998

                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 18, 1998

  The accompanying proxy is solicited by the Board of Directors of The Limited, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held May 18, 1998 (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted in accordance with the recommendation of the Company's Board of Directors with respect to each matter submitted to the Company's stockholders for approval. Abstentions will not be voted, but will be counted for determining the presence of a quorum. Broker non-votes will not be counted for any purpose. Any stockholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation to the Company in writing, by voting in person at the Annual Meeting or by execution of a subsequent proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

  The shares entitled to vote at the meeting consist of shares of Common Stock of the Company ("Common Stock"), with each share entitling the holder of record to one vote. At the close of business on March 27, 1998, the record date for the Annual Meeting, there were outstanding 274,053,488 shares of Common Stock. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about April 20, 1998.

                             ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS.

  Four members of the Board of Directors of the Company will be elected at the Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring at the Annual Meeting of Stockholders in 2001 or until their successors are elected and qualified. The nominees of the Board of Directors for such positions are identified below. In the event any of such nominees is unable or unwilling to serve as a director, it is intended that the proxies will be voted for the election of such person nominated by the Board of Directors in substitution. The Company has no reason to believe that any nominee of the Board of Directors will be unable to serve as a director if elected.

  Stockholders wishing to nominate directors for election may do so by delivering to the Secretary of the Company, no later than 14 days before the Annual Meeting, a notice setting forth (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (b) the principal occupation or employment of each such nominee and (c) the number of shares of stock of the Company beneficially owned by each such nominee. No person may be elected as a director unless he or she has been nominated by a stockholder in the manner just described or by the Board of Directors. The four nominees receiving the highest number of votes will be elected directors. Proxies may not be voted for more than four nominees.

BUSINESS EXPERIENCE.

 Nominees of the Board of Directors for Election at the 1998 Annual Meeting.

LESLIE H. WEXNER     Mr. Wexner has been President and Chief Executive Officer
                     since he founded the Company in 1963, and Chairman of the Board for more than five years. Mr. Wexner has also been the Chairman of the Board and Chief Executive Officer of Intimate Brands, Inc. ("Intimate Brands") since 1995, and
                     Chairman of the Board of Abercrombie & Fitch Co.
                     ("Abercrombie & Fitch") since 1996. Intimate Brands and
                     Abercrombie & Fitch are subsidiaries of the Company. Mr.
                     Wexner is also a director of Hollinger International and Hollinger International Publishing, Inc. Mr. Wexner is the husband of Abigail S. Wexner.

EUGENE M. FREEDMAN   Mr. Freedman has been Managing Director of Monitor
                     Clipper Partners, a private equity merchant bank, since
                     1997 and Senior Advisor to and a director of Monitor
                     Company, Inc., an international business strategy and consulting firm, since January 1995. Until October 1994 and for more than five years prior thereto, Mr. Freedman was a partner of Coopers & Lybrand, where he served as Chairman and Chief Executive Officer of Coopers & Lybrand
                     LLP, U.S. ("C & L, U.S.") since October 1991 and as
                     Chairman of Coopers & Lybrand, International since 1992.
                     During the Company's 1997 fiscal year, C & L, U.S. served as the Company's independent public accountants. The amount of compensation paid by the Company to C & L, U.S.
                     for such services was less than 1% of the Company's and C
                     & L, U.S.'s consolidated gross revenues for their 1997 fiscal years. Mr. Freedman is also a director of Bernard
                     Technologies, Inc.

KENNETH B. GILMAN    Mr. Gilman has been Vice Chairman and Chief
                     Administrative Officer of the Company since June 1997. He was also Vice Chairman and Chief Financial Officer of the Company from June 1993 to June 1997. For more than five years prior thereto, Mr. Gilman was Executive Vice
                     President and Chief Financial Officer of the Company. Mr.
                     Gilman has also been the Vice Chairman of the Board of Intimate Brands since 1995 and Vice Chairman of the Board of Abercrombie & Fitch since 1996.

DAVID T. KOLLAT      Dr. Kollat has been Chairman of 22, Inc., a management
                     consulting firm, for more than five years. He is also a director of Audio Environments, Inc., Cheryl & Co., Inc.,
                     Christy Partners, Consolidated Stores Corporation, Cooker
                     Restaurant Corporation, Pipeliner Systems, Inc., Resource
                     Marketing, Inc., SBC Advertising, Select Comfort, Inc.,
                     Starpower Inc. and Wolverine World Wide, Inc.

 Directors Whose Terms Continue until the 1999 Annual Meeting.

LEONARD A. SCHLESINGER
                     Dr. Schlesinger has been a member of the faculty of Harvard Business School ("Harvard") since 1988 and currently is the George F. Baker Jr. Professor of Business Administration. He also served as the Senior Associate Dean and Director of External Relations at Harvard from July 1994 until October 1995. Dr. Schlesinger currently is a director of Borders Group, Inc., GC Companies, Inc. and Pegasystems, Inc.

DONALD B. SHACKELFORD
                     Mr. Shackelford has been Chairman of the Board and Chief Executive Officer of State Savings Bank, a banking business, for more than five years and has been the Chief Executive Officer of State Savings Co. since 1995. Mr. Shackelford is also a director of Abercrombie & Fitch, Intimate Brands, Progressive Corporation and Worthington Foods, Inc.

MARTIN TRUST         Mr. Trust has been President and Chief Executive Officer
                     of Mast Industries, Inc., a wholly-owned subsidiary of the Company, for more than five years. He is also a director of Staples, Inc.

RAYMOND ZIMMERMAN    Mr. Zimmerman was Chairman of the Board of Service
                     Merchandise, a retail merchandising business, from 1981 to 1998. He was also Chief Executive Officer of Service
                     Merchandise from 1984 until April 1997. Mr. Zimmerman currently is a director of Service Merchandise.

 Directors Whose Terms Continue until the 2000 Annual Meeting.

E. GORDON GEE        Dr. Gee has been President of Brown University since
                     January 1998. Dr. Gee was President of The Ohio State
                     University from 1990 to 1997. Dr. Gee is also a director of Abercrombie & Fitch, ASARCO, Inc., Glimcher Realty
                     Trust and Intimate Brands.

CLAUDINE B. MALONE   Ms. Malone has been President and Chief Executive Officer
                     of Financial & Management Consulting, Inc. since 1982.
                     She is also Chairman of the Federal Reserve Bank of Richmond and a director of Dell Computer Corporation, Hannaford Brothers, Inc., Hasbro, Inc., Houghton Mifflin
                     Co., Lafarge Corporation, Lowe's Companies, Mallinckrodt
                     Group, Inc., Science Applications International
                     Corporation and Union Pacific Resources Corp.

ALLAN R. TESSLER     Mr. Tessler has been Chairman of the Board and Chief
                     Executive Officer of International Financial Group, Inc., a merchant banking concern, for more than five years and Co-Chairman and Chief Executive Officer of Data
                     Broadcasting Corporation, a data broadcasting network, since 1992. Mr. Tessler was Chairman of the Board and Chief Executive Officer of Ameriscribe Corporation, a provider of reprographic and related facilities management services, from 1988 through 1993. Mr. Tessler is also the Chairman of the Boards of Directors of Enhance Financial Services Group, Inc. and Jackpot
                     Enterprises, Inc. Mr. Tessler is a director of Allis-
                     Chalmers Corporation.

ABIGAIL S. WEXNER    Mrs. Wexner was an attorney with the law firm of Davis
                     Polk & Wardwell from 1987 until 1992, where she specialized in mergers and acquisitions. She is a director of the Children's Defense Fund and is a member of the Board of Trustees of the Wexner Center Foundation, the Governing Committee of The Columbus Foundation and the Board of Trustees of the Children's Hospital, Inc. in Columbus, Ohio and was appointed by the President of the United States as a member of the United States Holocaust
                     Memorial Council. Mrs. Wexner is the wife of Leslie H.
                     Wexner.

INFORMATION CONCERNING THE BOARD OF DIRECTORS.

  The Company's Board of Directors held 6 meetings in fiscal year 1997. During fiscal year 1997, all of the directors attended 75% or more of the total number of meetings of the Board and of Committees of the Board on which they served.

  The Audit Committee of the Board recommends the firm to be employed as the Company's independent public accountants and reviews the scope of the audit and audit fees. In addition, the Audit Committee consults with the independent auditors with regard to the plan of audit, the resulting audit report and the accompanying management letter, and confers with the independent auditors with regard to the adequacy of internal accounting controls, as appropriate, out of the presence of management. The members of the Audit Committee are Ms. Malone (Chair) and Messrs. Shackelford, Tessler and Zimmerman. The Audit Committee held 7 meetings in fiscal year 1997.

  The Compensation Committee of the Board is charged with reviewing executive compensation and administering the Company's stock option and performance incentive plans. Its members are Mr. Shackelford (Chair) and Dr. Gee. Members of the Compensation Committee held 8 meetings in fiscal year 1997 and took action in writing without a meeting on 20 occasions.

  The Nominating Committee of the Board is responsible for nominating, on behalf of the Board, suitable persons for election as directors of the Company. Its members are Messrs. Tessler (Chair) and Wexner. Stockholders are permitted to nominate directly directors for election (see "ELECTION OF DIRECTORS-- Nominees and Directors" above); therefore, no formal procedures exist for stockholders to make nominee recommendations to the Nominating Committee. The Nominating Committee took no action in fiscal year 1997.

  The Finance Committee of the Board is charged with periodically reviewing the financial position of the Company and the financial arrangements of the Company with banks and other financial institutions. The Finance Committee also makes recommendations on financial matters that it believes are necessary, advisable or appropriate. Its members are Ms. Malone, Ms. Wexner and Messrs. Tessler (Chair), Freedman, Shackelford and Zimmerman. The Finance Committee held 5 meetings in fiscal year 1997.

  The Executive Committee of the Board may exercise, to the fullest extent permitted by law, all of the powers and authority granted to the Board. The Executive Committee may also declare dividends, authorize the issuance of stock and authorize the seal of the Company to be affixed to papers that require it. Its members are Messrs. Wexner (Chair) and Shackelford. The Executive Committee took action in writing without a meeting on 8 occasions in fiscal year 1997.

EXECUTIVE OFFICERS.

  In addition to Executive Officers Wexner, Gilman and Trust, Arnold F. Kanarick and V. Ann Hailey also serve as Executive Officers of the Company. Mr. Kanarick, age 57, has served as Executive Vice President and Chief Human Resources Officer of the Company since November 1992. Ms. Hailey, age 47, has served as Executive Vice President and Chief Financial Officer of the Company since August 1997. From 1994 to August 1997, Ms. Hailey was Senior Vice President and Chief Financial Officer of The Pillsbury Company, a division of GrandMet. From 1992 to 1994 Ms. Hailey was Vice President, Finance and Planning, for the Specialty Products Division of RJR Nabisco Foods, Inc.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT.

  Set forth below is certain information about the securities ownership of all directors of the Company, the executive officers of the Company named in the Summary Compensation Table below and all directors and executive officers of the Company as a group.

                                                                           NUMBER OF                    NUMBER OF
                                                                           SHARES OF                    SHARES OF
                                                                            INTIMATE                   ABERCROMBIE
                                               NUMBER OF                  BRANDS, INC.     PERCENT OF  & FITCH CO.  PERCENT OF
                                               SHARES OF                    CLASS A         INTIMATE     CLASS A    ABERCROMBIE
NAME, POSITION WITH                              COMMON                      COMMON       BRANDS, INC.    COMMON    & FITCH CO.
THE COMPANY                DIRECTOR              STOCK            PERCENT    STOCK          CLASS A       STOCK       CLASS A
OR PRINCIPAL             CONTINUOUSLY  TERM   BENEFICIALLY          OF    BENEFICIALLY       COMMON    BENEFICIALLY   COMMON
OCCUPATION, AND AGE         SINCE     EXPIRES OWNED (A)(B)         CLASS  OWNED (A)(B)       STOCK     OWNED (A)(B)    STOCK
-----------------------  ------------ ------- ------------        ------- ------------    ------------ ------------ -----------
Eugene M. Freedman.....      1995      1998       6,793(c)            *           0            **          1,000          *
 Managing Director of
 Monitor Clipper
 Partners and Senior
 Advisor to and
 Director of Monitor
 Company, Inc., 66
E. Gordon Gee..........      1991      2000       2,354(c)            *       2,806(d)          *          1,818(e)       *
 President of Brown
 University, 54
Kenneth B. Gilman......      1990      1998     397,218(c)(f)(g)      *      23,578(d)(h)       *         10,000          *
 Vice Chairman and
 Chief Administrative
 Officer, 51
V. Ann Hailey..........        **        **         750               *           0            **              0         **
 Executive Vice
 President and Chief
 Financial Officer, 47
Arnold F. Kanarick.....        **        **     111,021(c)(f)         *       6,470(d)          *          1,562          *
 Executive Vice
 President and Chief
 Human Resources
 Officer, 57
David T. Kollat........      1976      1998     201,354(c)            *      17,647             *          1,000          *
 Chairman of 22, Inc.,
 59
Claudine B. Malone.....      1982      2000       3,754(c)            *         592             *            500          *
 President and Chief
 Executive Officer of
 Financial & Management
 Consulting, Inc., 61
Leonard A.
 Schlesinger...........      1996      1999       2,354(c)            *         500             *          1,000          *
 Professor of Business
 Administration,
 Harvard Business
 School, 45
Donald B. Shackelford..      1975      1999      70,168(c)(g)         *       5,916(d)          *          2,318(e)       *
 Chairman of the Board
 and Chief Executive
 Officer of State
 Savings Bank, 65
Allan R. Tessler.......      1987      2000      21,556(c)(g)         *           0            **          1,000          *
 Chairman of the Board
 and Chief Executive
 Officer of
 International
 Financial Group, Inc.,
 61

                                                                        NUMBER OF                     NUMBER OF
                                                                        SHARES OF                     SHARES OF
                                                                         INTIMATE                    ABERCROMBIE
                                           NUMBER OF                   BRANDS, INC.      PERCENT OF  & FITCH CO.     PERCENT OF
                                           SHARES OF                     CLASS A          INTIMATE     CLASS A       ABERCROMBIE
NAME, POSITION WITH                          COMMON                       COMMON        BRANDS, INC.    COMMON       & FITCH CO.
THE COMPANY            DIRECTOR              STOCK             PERCENT    STOCK           CLASS A       STOCK          CLASS A
OR PRINCIPAL         CONTINUOUSLY  TERM   BENEFICIALLY           OF    BENEFICIALLY        COMMON    BENEFICIALLY      COMMON
OCCUPATION, AND AGE     SINCE     EXPIRES OWNED (A)(B)          CLASS  OWNED (A)(B)        STOCK     OWNED (A)(B)       STOCK
-------------------  ------------ ------- ------------         ------- ------------     ------------ ------------    -----------
Martin Trust.......      1978      1999     2,424,600(c)(f)(g)     *       8,823(i)           *         18,750(j)          *
 President and
 Chief Executive
 Officer of Mast
 Industries, Inc.,
 63
Abigail S. Wexner..      1997      2000       200,389              *           0             **              0            **
 Attorney-at-Law,
 36
Leslie H. Wexner...      1963      1998    66,806,417(c)(f)(k)  24.5%     87,218(d)           *         10,000             *
 Chairman of the
 Board, Chief
 Executive Officer
 and President, 60
Raymond Zimmerman..      1984      1999         7,554(c)(l)        *       1,555              *          1,000            **
 Director of
 Service
 Merchandise
 Company, Inc., 64
All directors and
 executive officers
 as a group........        **        **    70,256,282(c)(f)(m)  25.8%    155,105(d)(n)        *         48,948(e)(j)       *

-------
 *Less than 1%.
**Not applicable.
(a) Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised solely by the named person or shared with a spouse.
(b) Reflects ownership as of February 23, 1998.
(c) Includes the following number of shares issuable within 60 days upon the exercise of outstanding stock options: Mr. Freedman, 500; Dr. Gee, 500; Mr. Gilman, 243,750; Mr. Kanarick, 88,750; Dr. Kollat, 500; Ms. Malone, 500; Dr. Schlesinger, 500; Mr. Shackelford, 500; Mr. Tessler, 500; Mr. Trust, 113,000; Mr. Wexner, 175,000; Mr. Zimmerman, 500; and all directors and officers as a group, 624,500.
(d) Includes the following number of shares issuable with 60 days upon the exercise of outstanding stock options: Dr. Gee, 1,250; Mr. Gilman, 12,501; Mr. Kanarick, 5,000; Mr. Shackelford, 1,250, Mr. Wexner, 25,000; and all directors and officers as a group, 45,001.
(e) Includes the following number of shares issuable within 60 days upon the exercise of outstanding stock options: Dr. Gee, 1,000; Mr. Shackelford, 1,000; and all directors and executive officers as a group, 2,000.
(f) Includes the following number of shares held as of December 31, 1997 in an employee benefit plan, over which the participant has the power to dispose or withdraw shares: Mr. Gilman, 33,701; Mr. Kanarick, 415; Mr. Trust, 34,869; Mr. Wexner, 530,490; and all directors and executive officers as a group, 599,475.
(g) Includes the following number of shares owned by family members, as to which beneficial ownership is disclaimed: Mr. Gilman, 1,117; Mr. Shackelford, 18,685; Mr. Tessler, 202; and Mr. Trust, 202,273.
(h) Includes 1,000 shares owned by family members, as to which Mr. Gilman disclaims beneficial ownership.
(i) Includes 2,941 shares, as to which Mr. Trust disclaims beneficial ownership.
(j) Includes 9,375 shares, as to which Mr. Trust disclaims beneficial ownership.
(k) Includes 2,000,000 shares held by Health and Science Interests, 350,000 shares held by Health and Science Interests II, 1,407,717 shares held by The Wexner Foundation, 1,644,600 shares held by the Harry & Hannah Wexner Trust, 2,688,800 shares held by the Harry, Hannah & David Wexner Trust and 18,750,000 shares held by

   The Wexner Children's Trust. Mr. Wexner disclaims beneficial ownership of the shares held by Health and Science Interests, Health and Science Interests II and The Wexner Foundation. Mr. Wexner shares investment and voting power with others with respect to shares held by The Wexner Foundation. The 18,750,000 shares held by The Wexner Children's Trust are held subject to the terms of the Contingent Stock Redemption Agreement described under "Certain Relationships and Related Transactions" below.
(l) Includes 1,200 shares which are Mr. Zimmerman's pro rata share of 3,600 shares owned by a corporation of which Mr. Zimmerman is president and a 33% shareholder plus 2,000 shares held by a partnership which is 50% owned by Mr. Zimmerman and 50% owned by his wife.
(m) Includes 3,979,994 shares, as to which beneficial ownership is disclaimed.
(n) Includes 3,941 shares, as to which beneficial ownership is disclaimed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

  On January 26, 1996, the Company, Leslie H. Wexner, the Company's Chairman, Chief Executive Officer and President, and The Wexner Children's Trust (the "Trust") entered into a Contingent Stock Redemption Agreement, which Agreement was amended as of July 19, 1996 (as so amended, the "Agreement"). The following summary of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which has been filed with the Securities and Exchange Commission (the "Commission") as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997. Such exhibits are available for inspection at the Commission.

  A new, wholly-owned subsidiary (the "Subsidiary") of the Company has guaranteed the Company's obligations under the Agreement, has been capitalized by the Company with $351.6 million (representing the amount required to pay the Redemption Price in the event of an exercise in full of the Redemption Right (each, as defined below)) and will not engage in any actions or undertake any operations other than as contemplated by the Agreement. Pursuant to the terms of the Agreement, the Trust deposited 18,750,000 shares of Common Stock (the "Subject Shares") in a custody account established with Morgan Guaranty Trust Company of New York. For the purposes of the Agreement, a "Subject Share" will include, in the event of any spinoff or other distribution by the Company to its stockholders of any business controlled by the Company, in addition to a share of Common Stock of the Company, such security (or portion thereof) as the Trust may receive in the spinoff or other distribution in respect of each share of Common Stock.

  Pursuant to the terms of the Agreement, the Trust will have the opportunity (the "Redemption Right"), commencing on January 31, 1998 and ending on January 30, 2006 (the "Exercise Period"), to require the Company to redeem the Subject Shares, from time to time, in whole or in part (subject to specified minimum amounts), at a price per share equal to $18.75, subject to certain adjustments (the "Redemption Price"). The Trust will have the right to transfer the Redemption Right, from time to time, in whole or in part, to (i) Mr. Wexner,
(ii) any member of Mr. Wexner's immediate family, (iii) any corporation, partnership, trust or other entity, of which all of the owners or beneficiaries are Mr. Wexner or any member of Mr. Wexner's immediate family or any charitable trust, (iv) any estate or personal representative of Mr. Wexner or any member of Mr. Wexner's immediate family and (v) subject to certain conditions, third parties, in each case, provided that such transferee agrees to be bound by the terms of the Agreement. The Trust will have the right to pledge the Redemption Right to a financial institution reasonably satisfactory to the Company to secure the Trust's obligations in respect of borrowed money under any credit or similar agreement. The Trust will be permitted to withdraw Subject Shares from the custody account provided such withdrawn shares are replaced by an amount in cash equal to 120% of the market value of the withdrawn shares. The Trust will be permitted to sell all the withdrawn shares.

  The Company will have the opportunity (the "Company Redemption Right"), beginning on July 31, 2006 and ending on January 30, 2007, to redeem the Subject Shares, from time to time, in whole or in part (subject to specified minimum amounts), at a price per share equal to $25.07, subject to certain adjustments (also referred to as the "Redemption Price"). The Company will have the right to transfer the Company Redemption Right, from time to time, in whole or in part, to any affiliate. The Company Redemption Right will be reduced on a share-for-share basis for any Subject Shares redeemed by the Company pursuant to the Redemption Right.

  Subject to the terms of the Agreement, certain adjustments will be made to the number of shares of Common Stock subject to the Redemption Right and the Company Redemption Right or to the Redemption Price, as the case may be, upon the following events: (i) the payment of a dividend in shares, or any subdivision, split or reclassification of shares of Common Stock; (ii) the issuance of shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) to all holders of shares of Common Stock at a price less than its market price;
(iii) the repurchase of shares of Common Stock at a price in excess of its market price; or (iv) any change, reclassification, conversion or other similar transaction involving shares of Common Stock.

  During fiscal year 1997, Leonard A. Schlesinger, a member of the Board of Directors, provided consulting services to the Company and Mast Industries, Inc., a wholly-owned subsidiary of the Company. The fees for such services were approximately $81,250 and $12,500, respectively.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE.

  The following table provides information concerning compensation paid by the Company to each of the named executive officers of the Company for each of the Company's last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                  LONG-TERM COMPENSATION AWARDS
                               ------------------------------------------- ------------------------------------------
                                                                                       SECURITIES
                                                              OTHER        RESTRICTED  UNDERLYING
NAME AND PRINCIPAL      FISCAL                               ANNUAL           STOCK      OPTIONS        ALL OTHER
POSITION                 YEAR  SALARY ($) BONUS(1) ($) COMPENSATION(2) ($) AWARDS(3) $ AWARDED (#)   COMPENSATION ($)
------------------      ------ ---------- ------------ ------------------- ----------- -----------   ----------------
Leslie H. Wexner.......  1997  $1,000,000  $1,861,560            --               --    1,600,000(4)     $135,296(5)
 Chairman of the         1996   1,011,538     915,000            --               --      200,000(4)      151,629(5)
 Board, Chief                                                                             100,000(6)
 Executive Officer and   1995   1,150,000     768,315            --               --      100,000(4)      148,436(5)
 President
Kenneth B. Gilman(7)...  1997     900,000   1,228,630            --        $6,220,313     500,000(4)      195,094(5)
 Vice Chairman and       1996     903,846     603,900            --               --       50,000(4)      187,192(5)
 Chief Administra-                                                                         50,000(6)
 tive Officer            1995     941,935     449,820            --               --       25,000(4)      190,772(5)
Martin Trust...........  1997     700,000     868,980            --         3,900,000     300,000(4)      216,212(5)
 President and Chief     1996     703,846   1,155,700            --           518,809      60,000(4)      203,807(5)
 Executive Officer of    1995     741,650     679,455            --           197,985      20,000(4)      154,278(5)
 Mast Industries, Inc.
Arnold F. Kanarick.....  1997     546,154     477,800        $19,538        2,925,000     250,000(4)       99,089(5)(8)
 Executive Vice          1996     497,308     255,500            --           120,218      30,000(4)       79,833(5)
 President and                                                                             20,000(6)
 Chief Human Resources   1995     462,692     121,249            --               --       15,000(4)       75,305(5)
 Officer
V. Ann Hailey(9).......  1997     204,327     258,825         32,984          990,625      25,000(4)      276,099(8)(10)
 Executive Vice
 President and Chief
 Financial Officer

--------
 (1) Represents for each fiscal year the aggregate of the performance-based incentive compensation for the Spring and Fall selling seasons.
 (2) Represents amounts reimbursed for tax on relocation expenses.
 (3) Represents for each executive officer the restricted stock awards for the specified fiscal year under the Company's 1993 Stock Option and Performance Incentive Plan. Information set forth above is based on the closing price of the Common Stock on the date on which the awards were made.

   On February 1, 1998, 7,500 restricted shares of the Company's Common Stock were granted to Ms. Hailey based on business performance for the fiscal 1997 year. The per share value of the Common Stock on the most recent prior date on which there were sales (January 30, 1998) was $26.50. This award vests 10% on the grant date and 20%, 30%, and 40% on the first through third anniversaries of the grant date, respectively, subject to continued employment with the Company.

   On August 11, 1997, 35,000 restricted shares of the Company's Common Stock were granted to Ms. Hailey. The per share value of the Common Stock on such date was $22.625. This award is earned subject to established financial performance measures and, once earned, vests 100% on the fifth anniversary of the grant date, subject to continued employment with the Company.

   On May 20, 1997, 300,000, 200,000 and 150,000 restricted shares of the
   Company's Common Stock were granted to executive officers Gilman, Trust and Kanarick, respectively. The per share value of the Common Stock on such date was $19.50. These awards are earned subject to established financial performance measures and once earned, vest 10%, 10%, 10%, 15%, 20% and 35% on the first through sixth anniversaries of the grant date, respectively, in each case subject to the holder's continued employment with the Company.

   On March 25, 1997, 19,750 restricted shares of the Company's Common Stock were granted to Mr. Gilman. The per share value of the Common Stock on such date was $18.75. This award vests 100% one year from the grant date, subject to continued employment with the Company.

   On February 1, 1997, 21,712 and 7,020 restricted shares of the Company's Common Stock were awarded for business performance to executive officers Trust and Kanarick, respectively. The per share value of the Common Stock on such date was $17.125. On August 1, 1996 and on February 1, 1996, 7,538 and 11,820, respectively, restricted shares of the Company's Common Stock were awarded for business performance to Mr. Trust. The per share value of the Common Stock on such dates were $19.50 and $16.75, respectively. The February 1, 1997 and August 1, 1996 awards are for fiscal 1996 business performance and the February 1, 1996 award is for fiscal 1995 business performance. These awards vest 10% on the grant date, and 20%, 30%, and 40% on the first through third anniversaries of the grant date, in each case subject to the holder's continued employment with the Company.

   Dividends will not be paid or accrue with respect to shares of restricted stock until such shares vest.

   As of January 31, 1998, the aggregate restricted stock holdings and the value of such holdings for each of the named executive officers were: Mr. Wexner, 13,000 shares, $344,500; Mr. Gilman, 326,250 shares, $8,645,625;
   Mr. Trust, 233,092 shares, $6,176,938; Mr. Kanarick, 185,218 shares,
   $4,908,277; and Ms. Hailey, 42,500 shares, $1,126,250 (includes the 7,500 restricted shares noted in the second paragraph of this footnote) (based on the $26.50 fair market value of a share of Common Stock as of Friday, January 30, 1998).

 (4) Denominated in shares of the Company's Common Stock.
 (5) Represents for each executive officer, the amount of employer matching and supplemental contributions allocated to his or her account under certain of the Company's qualified and non-qualified defined contribution plans during 1997.
 (6) Denominated in shares of Intimate Brands' Class A Common Stock.
 (7) Mr. Gilman became Vice Chairman and Chief Administrative Officer on June 25, 1997. Previously, he was Vice Chairman and Chief Financial Officer.
 (8) Includes reimbursement of relocation expenses above the Company's normal relocation policy of $7,500 for Mr. Kanarick and $26,099 for Ms. Hailey.
 (9) Ms. Hailey joined the Company on August 11, 1997 as Executive Vice President and Chief Financial Officer; therefore, reporting numbers are for partial year.
(10) Includes $250,000 incentive bonus paid in connection with Ms. Hailey's commencement of employment with the Company.

LONG-TERM INCENTIVE PLAN AWARDS.

  No awards were granted in respect of the 1997 fiscal year to the named executive officers other than the restricted stock performance awards as disclosed in the Summary Compensation Table.

STOCK OPTIONS.

  The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1997 fiscal year.

                       OPTION GRANTS IN FISCAL YEAR 1997

                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF STOCK PRICE
                                 INDIVIDUAL GRANTS (1)                        APPRECIATION FOR OPTION TERM (2)
                                 ---------------------                        ---------------------------------
                                        PERCENTAGE OF
                           SECURITIES   TOTAL OPTIONS
                           UNDERLYING    GRANTED TO   EXERCISE
                            OPTIONS     ASSOCIATES IN PRICE PER    EXPIRATION
          NAME           GRANTED (1)(#)  FISCAL YEAR  SHARE ($)       DATE         5% ($)          10% ($)
          ----           -------------- ------------- ---------    ---------- ---------------- ----------------
Leslie H. Wexner........   1,600,000        22.01%    $22.1375(3)   07/02/07  $     22,275,448 $     56,450,358
Kenneth B. Gilman.......     500,000         6.88%     19.5000      05/21/07         6,131,723       15,538,989
Martin Trust............     300,000         4.13%     19.5000      05/21/07         3,679,034        9,323,393
Arnold F. Kanarick......     250,000         3.44%     19.5000      05/21/07         3,065,861        7,769,494
V. Ann Hailey...........      25,000         0.34%     22.6250      08/12/07           355,719          901,461

--------
(1) On July 1, 1997, options were granted to Mr. Wexner, and, on May 20, 1997, options were granted to executive officers Gilman, Trust and Kanarick pursuant to the Company's 1993 Stock Option and Performance Incentive Plan (1997 Restatement). Such options vest 10%, 10%, 10%, 15%, 20% and 35% on the first through sixth anniversaries of the grant date, respectively, in each case subject to the holder's continued employment with the Company.

    On August 11, 1997, options were granted to Ms. Hailey pursuant to the Company's 1993 Stock Option and Performance Incentive Plan (1997 Restatement). Such options become exercisable in four equal annual installments commencing on the first anniversary of the grant date, subject to continued employment with the Company.

(2) The assumed rates of growth were selected by the Commission for illustrative purposes only and are not intended to predict or forecast future stock prices.

(3) The per share exercise price of all such options to Mr. Wexner is set at 110% of the fair market value of the stock on the date of grant.

  The following table sets forth certain information regarding stock options exercised by the executive officers named in the Summary Compensation Table during the Company's 1997 fiscal year and the year-end values of unexercised options held by such executive officers.

  AGGREGATED OPTION EXERCISES IN 1997 FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                        NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                          OPTIONS AT FISCAL           OPTIONS AT FISCAL
                            SHARES                          YEAR-END (#)                YEAR-END ($)
                         ACQUIRED ON       VALUE      --------------------------  ----------------------------
   NAME                  EXERCISE (#) REALIZED (1)($) EXERCISABLE  UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
   ----                  ------------ --------------- -----------  -------------  -----------    -------------
Leslie H. Wexner........       --             --        137,500(2)   1,812,500(2) $1,113,750(2)   $8,471,250(2)
                                                         25,000(3)      75,000(3)     93,125(3)      279,375(3)
Kenneth B. Gilman.......    31,250       $384,766       222,917(2)     564,583(2)  1,629,430(2)    4,124,476(2)
                                                          4,167(3)      45,833(3)     46,618(3)      512,757(3)
Martin Trust............       --             --         91,750(2)     371,250(2)    482,500(2)    2,792,500(2)
Arnold F. Kanarick......       --             --         76,250(2)     288,750(2)    389,063(2)    2,124,688(2)
                                                          1,667(3)      18,333(3)     18,650(3)      205,100(3)
V. Ann Hailey...........       --             --            --          25,000(2)        --           96,875(2)

--------
(1) Calculated on the basis of the number of shares exercised, multiplied by the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of such option.

(2) Denominated in shares of the Company's Common Stock. Value is calculated on the basis of the number of shares subject to each such option, multiplied by the excess of the fair market value of a share of Common Stock on the last trading day prior to fiscal year-end ($26.50) over the exercise price of such option.

(3) Denominated in shares of Intimate Brands' Class A Common Stock. Value is calculated on the basis of the number of shares subject to each such option, multiplied by the excess of the fair market value of a share of Common Stock on the last trading day prior to fiscal year-end ($25.3125) over the exercise price of such option.

COMPENSATION OF DIRECTORS.

  Directors who are not associates of the Company receive an annual retainer of $20,000 per year (increased by $4,000 for each committee chair held), plus a fee of $3,500 for each Board meeting attended ($1,000 for a telephonic meeting) and, as committee members, receive $1,500 per committee meeting attended ($500 for a telephonic meeting). Each action in writing taken by the Board or any committee entitles each such director to be paid $500. Associates and officers who are directors receive no additional compensation for services rendered as directors. Under the Company's 1996 Stock Plan for Non-Associate Directors, each director who is not an associate of the Company receives (i) annual grants of options to purchase 1,000 shares of the Company's Common Stock at a price equal to the fair market value of such shares at the date of grant and (ii) 50% of the annual retainer in shares of the Company's Common Stock.

EMPLOYMENT AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS.

  In 1997 the Company entered into individual employment agreements with Messrs. Gilman, Trust and Kanarick. Pursuant to these agreements, Mr. Gilman serves as the Company's Vice Chairman and Chief

Administrative Officer, Mr. Trust serves as President and Chief Executive Officer of Mast Industries, Inc. and Mr. Kanarick serves as the Company's Executive Vice President and Chief Human Resources Officer. The initial term of each agreement is six years, with automatic one-year extensions thereafter unless either party gives written notice to the contrary. Mr. Gilman's agreement provides for an initial base salary of $900,000, Mr. Trust's agreement provides for an initial base salary of $700,000 and Mr. Kanarick's agreement provides for an initial base salary of $550,000. Option grants and the value of performance-based stock awards made in 1997 pursuant to the agreements are disclosed in the Summary Compensation Table. Each agreement also provides for incentive plan participation as determined by the Board and life insurance coverage of $5 million. Under each agreement, upon the failure of the Company to extend the agreement or the termination of the executive's employment either by the Company without cause or by the executive for good reason, the executive will continue to receive his base salary for one year after the termination date. Under the agreements, each executive agrees not to compete with the Company or solicit its employees or customers during the employment term and for one year thereafter. Each executive's agreement provides for disability benefits in addition to the benefits available under the Company's disability plans. In the event any "parachute" excise tax is imposed on an executive, he will be entitled to tax reimbursement payments.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

  The Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, are required to file reports of ownership and changes in ownership of the Company's equity securities with the Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

  Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 1997 its executive officers, directors and greater than ten-percent beneficial owners complied with such filing requirements.

                     REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee (the "Committee") reviews and approves the Company's compensation philosophy and policies and the application of such policies to the compensation of Mr. Wexner and other executive officers. The Company and the Committee have also retained independent compensation consultants to assist in developing and periodically assessing the reasonableness of, the Company's executive officer compensation program.

COMPENSATION PHILOSOPHY.

  The Company seeks to apply a consistent philosophy to compensation for all leadership associates, including senior executives. The primary goal of the compensation program has been increasingly to link total executive compensation to performance that enhances stockholder value. Accordingly, total compensation for leadership individuals is structured to provide a lower proportion as fixed compensation and a much higher variable proportion keyed to business and stock performance.

  Our philosophy is based on the following basic principles:

 To Pay for Outstanding Performance.

  The Company believes in paying for results. Individuals in leadership roles are compensated based on a combination of total company, business unit and individual performance factors. Total company and business unit performance are evaluated primarily on the degree by which financial targets are met. Individual performance is evaluated based upon several factors, including building brand identity, attainment of specific merchandise and financial objectives, building and developing a strong leadership team, developing an infrastructure to support future business growth and controlling expenses. In addition, a significant portion of total compensation is in the form of equity-based award opportunities to directly tie any increased compensation to increased stockholder value.

 To Pay Competitively.

  The Company is committed to providing a total compensation program designed to attract the best senior leaders to the business and to retain the best, consistently highest performers. To achieve this goal, the Company annually compares its pay practices and overall pay levels with other leading retail and where appropriate, non-retail companies, and sets pay guidelines based on this review.

 To Pay Equitably.

  The Company believes that it is important to apply generally consistent guidelines for all leadership compensation programs across business units, considering the size, complexity, stage of development and performance of the business, along with the performance of the individual executive.

PRINCIPAL COMPENSATION ELEMENTS.

  The principal elements of executive compensation at the Company are base salary, short-term performance-based cash incentive compensation and equity-based incentive programs. In determining guidelines for each compensation element, the Company participates in compensation surveys which include approximately 75 national and regional specialty and department store retail businesses, chosen because of their general similarity to the Company in business and merchandise focus. In addition, the Company participates in special surveys focusing on specific segments of the business, such as merchandise design and the personal care products business. The Company, along with its compensation consultants, analyzes executive compensation levels and practices relative to the performance of these competitor companies and, from this information, develops pay guidelines that generally target, and place the Company in, the 75th to 90th percentile of pay for those executives with exceptional performance. The competitor group that is surveyed is subject to periodic review and is modified from time to time to reflect new businesses, mergers, acquisitions and changes in business focus. The competitor group contains approximately 50% of the companies in the S&P Retail Stores Composite Index represented in the Stockholder Return Graph below. The Company generally attempts to design all incentive and equity-based compensation programs to meet the requirements for deductibility under the Internal Revenue Code of 1986, as amended (the "Code").

 Base Salary.

  The Committee annually reviews and approves the base salary of each executive officer and business president. In determining salary adjustments, the Committee considers the size and responsibility of the individual's position, the business unit's overall performance, the individual's overall performance and future potential and the base salaries paid by competitors to employees in comparable positions. Individual performance is measured against the following factors: seasonal and annual business goals, brand strategy execution and business growth goals, and the recruitment and development of leadership talent. These factors are considered subjectively in the aggregate, and none of these factors is accorded a formula weight.

  In 1997, the base salaries of Messrs. Wexner, Gilman and Trust remained constant, with continued increased emphasis placed on performance-based cash and equity incentive compensation.

 Performance-Based Cash Incentive Compensation.

  The Company has employed a short-term performance-based cash incentive compensation program for specified key leadership positions that provides for incentive payments for each six-month operating season, based on the extent to which pre-established objective financial goals are attained.

  For most businesses, the goals under this plan are based on operating income. However, goals also may be based on other objectives and/or criteria, depending on the business unit and its strategy. These goals are set at the beginning of each six-month season, and are based on an analysis of historical performance and growth expectations for that business, financial results of other comparable businesses both inside and outside the Company, and progress toward achieving the strategic plan for that business. Target cash incentive compensation opportunities are established annually for eligible executives stated as a specific percent of base salary. The amount of performance-based incentive compensation earned by participating executives can range from zero to double their incentive target, based upon the extent to which the pre-established financial goals are achieved.

 Equity-Based Incentive Programs.

  The Committee believes that continued emphasis on equity-based compensation opportunities encourages performance that enhances stockholder value, thereby further linking leadership and shareholder objectives. In 1997, continuing a program that commenced in 1993, the Committee awarded equity-based incentive compensation under two programs: a stock option program, and a restricted stock program under which shares of stock are earned based on attainment of specified financial performance objectives. The Committee also believes that stock awards, the ultimate vesting of which is subject to continued employment, assist the Company in retaining key high performing executives.

  Award opportunities for each eligible participant are based on guidelines which include size of the executive's business unit, the individual's responsibility level within that business, competitive practice and the market price of the Company's Common Stock. In determining the awards for an executive officer, the Committee evaluated competitive practice and the executive officer's performance and criticality to the business.

  Stock Options. In 1997, stock options were awarded to executives in the amounts set forth in the Option Grants in Fiscal Year 1997 Table above. The option program utilizes vesting periods to encourage retention of key executives. The options granted to Messrs. Wexner, Gilman, Trust and Kanarick vest, subject to continued employment, on a graduated basis over a period of six years. The exercise price for each option granted, with the exception of the options granted to Mr. Wexner (who was granted above-market value options), is equal to the fair market value of the underlying common stock on the date of grant.

  Performance-Based Restricted Stock. In 1997, with the exception of Messrs. Wexner, Gilman, Trust and Kanarick, the Committee continued a program commenced in 1994 under which specific key executives are eligible to receive restricted stock based on the achievement of pre-established financial goals. Through this program, executives can earn from zero to double their targeted number of restricted shares based upon the extent to which financial goals are achieved. In 1997, special restricted stock grants, as outlined in the Summary Compensation Table, were made to Messrs. Gilman, Trust and Kanarick, and are earned based on attainment of specified financial goals. If earned, these shares vest on a graduated basis over six years, subject to continued employment with the Company.

CEO COMPENSATION.

  Mr. Wexner has been Chief Executive Officer and President since founding the Company in 1963. The Company conducts the same type of competitive review and analysis to determine base salary and incentive guidelines for Mr. Wexner's position as it does for the other executive positions.

  In 1997, as in prior years, in establishing Mr. Wexner's compensation package the Committee considered competitive practices, the extent to which the Company achieved operating income and sales objectives, progress regarding brand strategy, and the continued recruitment and development of leadership talent for the business. These factors are considered subjectively in the aggregate and none of these factors is accorded specific weight.

  As described earlier, the Committee and the Company continue to emphasize variable, performance-based compensation components for all executives, including Mr. Wexner. Accordingly, Mr. Wexner's base salary remained constant in 1997 at $1 million, with his annual performance-based cash incentive compensation target at 150% of the base salary. In addition, Mr. Wexner was granted options covering 1,600,000 shares of the Company's Common Stock with an exercise price set at a 10% premium over the fair market value of the price of the stock on the date of grant. In establishing these compensation elements, the Committee favorably viewed Mr. Wexner's significant achievements in recruiting and developing senior leadership, refocusing the company on the core business units, improving financial results and shareholder value, and making significant progress on the brand development strategy of the business units.

  The Company posted record net sales of $9.189 billion, a 6% increase over fiscal 1996, net income of $341.2 million (excluding special charges and gains in connection with the initial public offerings), which was 8% above net income for fiscal 1996, and diluted earnings per share (excluding special charges and gains in connection with initial public offerings) of $1.24 per share, which was a 9% increase over 1996. These annual results were above targeted performance objectives established by the Committee, and as a result, the annual cash incentive payment earned by Mr. Wexner was above targeted levels.

                                          Compensation Committee

                                          Donald B. Shackelford, Chair
                                          E. Gordon Gee

                           STOCKHOLDER RETURN GRAPH

  The following graph shows the changes, over the past five-year period, in the value of $100 invested in Common Stock of the Company, the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's Retail Stores Composite Index. The plotted points represent the closing price on the last day of the fiscal year indicated.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                 AMONG THE LIMITED, INC., THE S & P 500 INDEX
                     AND THE S & P RETAIL COMPOSITE INDEX

                             [GRAPH APPEARS HERE]


                             1/93    1/94    1/95    1/96    1/97    1/98
                             ----    ----    ----    ----    ----    ----
LTD                           100      65      61      61      62      96
S&P 500                       100     110     107     145     179     223
S&P RETAIL COMPOSITE          100      93      86      92     107     160


*$100 INVESTED IN STOCK OR IN INDEX AT THE CLOSING PRICE ON 1/29/93 - INCLUDING
 REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JANUARY 31.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth the names of all persons who, on February 23, 1998, were known by the Company to be the beneficial owners (as defined in the rules of the Commission) of more than 5% of the shares of Common Stock of the
Company:

                                                            AMOUNT
                                                         BENEFICIALLY PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        OWNED       CLASS
------------------------------------                     ------------ ----------
Leslie H. Wexner........................................  66,806,417     24.5%
 Three Limited Parkway
 P.O. Box 16000
 Columbus, Ohio 43216
The Capital Group Companies, Inc.(1)....................  29,618,970      7.6%
 33 South Hope Street
 Los Angeles, California 90071
FMR Corp.(2)............................................  14,400,146      5.3%
 82 Devonshire Street
 Boston, Massachusetts 02109-3614

--------
(1) The Capital Group Companies, Inc. ("Capital") is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in their Schedule 13Gs. The investment management companies, which include a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (the "Act") and several investment advisors registered under Section 203 of the Investment Advisors Act of 1940, provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. Capital does not have investment power or voting power over any of the securities mentioned herein; however, Capital may be deemed to beneficially own such securities by virtue of Rule 13d-3 under the Act.
(2) FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson and certain subsidiaries of FMR Corp. may be deemed to be members of a "group" as such term is defined in the rules promulgated by the Commission. The FMR Group is the beneficial holder of the Company's Common Stock as a result of the investment-related activities of certain subsidiaries of FMR Corp. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR Corp. representing approximately 49% of its voting power. Mr. Johnson 3d, the chairman of FMR Corp., owns 12% of the aggregate outstanding voting stock of FMR Corp. and Ms. Johnson, a director of FMR Corp., owns 24.5% of the aggregate outstanding voting stock of FMR Corp.

             PROPOSAL TO APPROVE ADOPTION OF THE 1998 RESTATEMENT
            OF THE 1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

  Subject to stockholder approval, the Company's Board of Directors has adopted the 1998 Restatement of the 1993 Stock Option and Performance Incentive Plan (1997 Restatement) (the "Stock Plan"). The only changes made to the Stock Plan from its predecessors are to increase by 12,000,000 the number of shares of Common Stock that may be subject to awards granted under the Stock Plan and to provide that it will expire on May 19, 2007. The following summary of the material terms of the Stock Plan, a copy of which is attached hereto as Exhibit A, does not purport to be complete and is qualified in its entirety by the terms of the Stock Plan.

PURPOSE OF PLAN.

  The purpose of the Stock Plan is to attract and retain the best available executive and key management associates for the Company and its subsidiaries and to encourage the highest level of performance by such associates, thereby enhancing the value of the Company for the benefit of its stockholders. The Stock Plan is also intended to motivate executive and key management associates to contribute to the Company's future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holdings of the Common Stock of the Company and aligns their interests with the interests of the stockholders of the Company.

ADMINISTRATION OF THE STOCK PLAN.

  The Stock Plan will be administered by a committee of two or more members of the Company's Board of Directors (the "Plan Committee"). The Plan Committee will be composed of directors who qualify as "non-employee directors" within the meaning of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and as "outside directors" within the meaning of Section 162(m) of the Code. The Plan Committee has the power in its discretion to grant awards under the Stock Plan, to determine the terms thereof, to interpret the provisions of the Stock Plan and to take action as it deems necessary or advisable for the administration of the Stock Plan.

NUMBER OF AUTHORIZED SHARES.

  The Stock Plan provides for awards with respect to a maximum of 29,298,225 shares of Common Stock to associates of the Company and its subsidiaries (composed of 12,000,000 shares for which stockholder approval is being requested plus 17,298,225 previously authorized shares). Corresponding Tax Offset Payments (as hereinafter defined) also may be awarded at the discretion of the Plan Committee. The number and class of shares available under the Stock Plan and/or subject to outstanding awards may be adjusted by the Plan Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. Shares of Common Stock attributable to: (i) unexercised Options (as hereinafter defined) which expire or are terminated, surrendered or canceled (other than in connection with the exercise of stock appreciation rights ("SARs"); (ii) shares of Common Stock of the Company subject to certain restrictions ("Restricted Shares") which are forfeited to the Company; (iii) units representing shares of Common Stock ("Performance Shares") and units which do not represent shares of Common Stock but which may be paid in Common Stock ("Performance Units") which are not earned and paid; and (iv) awards settled in cash in lieu of shares of Common Stock, may be available for subsequent award under the Stock Plan at the Plan Committee's discretion to the extent permissible under Rule 16b-3 of the Exchange Act.

ELIGIBILITY AND PARTICIPATION.

  Eligibility to participate in the Stock Plan is limited to the named executive officers and full-time executive and key management associates of the Company and its subsidiaries who are selected by the Plan Committee. Currently, approximately 8,000 associates of the Company and its subsidiaries are within the classes eligible to participate in the Stock Plan. The Company anticipates that approximately 10% of those eligible will participate in the Stock Plan. Participation in the Stock Plan is at the discretion of the Plan Committee and shall be based upon the associate's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Plan Committee deems relevant. No associate may be granted in any calendar year awards covering more than 2,000,000 shares of Common Stock.

TYPE OF AWARDS UNDER THE STOCK PLAN.

  The Stock Plan provides that the Plan Committee may grant awards to eligible associates in any of the following forms, subject to such terms, conditions and provisions as the Plan Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"); (ii) nonstatutory stock options ("NSOs"); (iii) SARs; (iv) Restricted Shares; (v) Performance Shares;
(vi) Performance Units; (vii) shares of unrestricted Common Stock ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments").

GRANT OF OPTIONS AND SARS.

  The Plan Committee may award ISOs and/or NSOs (collectively, "Options") to eligible associates. SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs"). Tandem SARs may be awarded by the Plan Committee either at the time the related Option is granted or thereafter at any time prior to the exercise, termination or expiration of the related Option.

EXERCISE PRICE.

  The exercise price with respect to an Option is determined by the Plan Committee at the time of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Plan Committee will specify the base price of the shares of Common Stock to be issued for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR. Neither the exercise price per share of Common Stock nor the base price of Nontandem SARs will be less than 100% of the fair market value per share of the Common Stock underlying the award on the date of grant. Information as to awards granted under the Stock Plan to named executives, officers and other participants is set forth in the table below.

VESTING.

  The Plan Committee may determine at the time of grant and any time thereafter the terms under which Options and SARs shall vest and become exercisable.

SPECIAL LIMITATIONS ON ISOS.

  No ISO may be granted to an associate who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a "10% Shareholder"), unless the exercise price per share of Common Stock for the shares subject to such ISO is at least 110% of the fair market value per share of Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares of Common Stock subject to ISOs which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the ISOs' grant. ISOs may not be granted more than ten years after the date of adoption of the Stock Plan by the Company's Board of Directors.

EXERCISE OF OPTIONS AND SARS.

  An Option may be exercised by written notice to the Plan Committee stating the number of shares of Common Stock with respect to which the Option is being exercised, and tendering payment therefor. The Plan Committee may, at its discretion, accept shares of Common Stock as payment (valued at their fair market value on the date of exercise).

  Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Plan Committee (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem SARs, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Plan Committee.

SURRENDER OR EXCHANGE OF SARS.

  Upon the surrender of a Tandem SAR and cancellation of the related unexercised Option, the associate will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Common Stock as of the date the Tandem SAR is exercised over (ii) the exercise price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Upon surrender of a Nontandem SAR, the associate will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Common Stock as of the date on which the Nontandem SAR is exercised over (ii) the base price of the shares covered by the Nontandem SAR multiplied by (B) the number of shares of Common Stock covered by the Nontandem SAR, or the portion thereof being exercised. The Plan Committee, in its discretion, may cause all or any portion of the Company's obligation to an associate in respect of the exercise of an SAR to be satisfied in cash in lieu of Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

NONTRANSFERABILITY OF OPTIONS AND SARS.

  Options and SARs are not transferable except by will or applicable laws of descent and distribution.

EXPIRATION OF OPTIONS.

  Options will expire at such time as the Plan Committee determines; provided, however, that no Option may be exercised more than ten years from the date of grant, unless an ISO is held by a 10% Shareholder, in which case such ISO may not be exercised more than five years from the date of grant.

TERMINATION OF OPTIONS AND SARS.

  Except as the Plan Committee may at any time provide, Options and SARs may be exercised within three months after the termination of an associate's employment (other than by death or total disability), to the extent then exercisable, but in no case later than the term specified in the grant. Except as the Plan Committee may at anytime provide, upon the death or total disability of an associate while employed by the Company or its subsidiaries (or upon the death of an associate within three months after termination of employment), Options and SARs, to the extent then exercisable, shall remain exercisable for (i) one year following such associate's death or (ii) during the first nine months that the associate receives benefits under the Company's Long-Term Disability Plan.

RESTRICTED SHARES.

  Restricted Shares granted to associates under the Stock Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Plan Committee. The Plan Committee may also impose additional restrictions on the associate's right to dispose of or to encumber Restricted Shares, which may include satisfaction of performance objectives. Performance objectives under the Stock Plan will be determined by the Plan Committee and will be based on any one or more of the following: price of Company Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

  Except as the Plan Committee may at any time provide, holders of Restricted Shares may not exercise the rights of a shareholder, such as the right to vote the shares or receive dividends and other distributions, prior to the vesting of the shares.

  Except as the Plan Committee may at any time provide, upon termination of the associate's employment with the Company, Restricted Shares granted to such associate shall be forfeited.

PERFORMANCE SHARES AND PERFORMANCE UNITS.

  The Plan Committee may award to associates Performance Shares, each equivalent to one share of Common Stock, and Performance Units which will have a specified value or formula-based value at the end of a performance period. Performance Shares and Performance Units so awarded will be credited to an account established and maintained for the associate. The Plan Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

  Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Plan Committee may, at its discretion, permit vesting in the event performance objectives are partially met, or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment of vested Performance Shares and Performance Units may be made in cash, Common Stock or any combination thereof, as determined by the Plan Committee.

  No voting or dividend rights attach to the Performance Shares; however, the Plan Committee may credit an associate's Performance Share account with additional Performance Shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.

UNRESTRICTED SHARES.

  Unrestricted Shares may also be granted at the discretion of the Plan Committee. Except as required by applicable law, no payment will be required for Unrestricted Shares.

TAX WITHHOLDING AND TAX OFFSET PAYMENTS.

  The Plan Committee may require payment, or withhold payments made by the Stock Plan, in order to satisfy applicable withholding tax requirements. The Plan Committee may make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in the Stock Plan. The amount of the Tax Offset Payments shall be determined by multiplying a percentage (established by the Plan Committee) by all or a portion of the taxable income recognized by an associate upon: (i) the exercise of an NSO or an SAR; (ii) the disposition of shares received upon exercise of an ISO; (iii) the lapse of restrictions on Restricted Shares; (iv) the award of Unrestricted Shares; or (v) payments for Performance Shares or Performance Units.

TERM OF STOCK PLAN.

  Unless earlier terminated by the Company's Board of Directors, the Stock Plan will terminate on May 19, 2007.

AMENDMENT AND TERMINATION.

  The Company's Board of Directors may suspend, amend, modify or terminate the Stock Plan; provided, however, that the Company's stockholders shall be required to approve any amendment that would materially increase the aggregate number of shares issuable under the Stock Plan except for anti-dilution adjustments permitted by the Stock Plan.

  Awards granted prior to a termination of the Stock Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Stock Plan shall adversely affect the rights of an associate in awards previously granted without such associate's consent.

  Set forth below is a summary of the awards that were made in respect of fiscal 1997 pursuant to the predecessor to the Stock Plan.

                 1997 RESTATEMENT OF THE 1993 STOCK OPTION AND
                       PERFORMANCE INCENTIVE PLAN TABLE

NAME AND POSITION                                              NUMBER OF UNITS
-----------------                                              ---------------
Leslie H. Wexner, Chairman of the Board, Chief Executive
 Officer and President........................................    1,600,000(1)
                                                                        -- (2)
Kenneth B. Gilman, Vice Chairman and Chief Administrative
 Officer......................................................      500,000(1)
                                                                    319,750(2)
Arnold F. Kanarick, Executive Vice President and Chief Human
 Resources Officer............................................      250,000(1)
                                                                    150,000(2)
Martin Trust, President and Chief Executive Officer of Mast
 Industries, Inc. ............................................      300,000(1)
                                                                    200,000(2)
V. Ann Hailey, Executive Vice President and Chief Financial
 Officer......................................................       25,000(1)
                                                                     42,500(2)
All Executive Officers as a Group.............................    2,675,000(1)
                                                                    712,250(2)
All Current Directors Who are Not Executive Officers as a
 Group........................................................          -- (1)
                                                                        -- (2)
All Associates Other than Executive Officers as a Group.......    4,594,000(1)
                                                                  1,427,665(2)

--------
(1) Consists of options granted to purchase shares of the Company's Common Stock. As of April 1, 1998, the fair market value of a share of the Company's Common Stock was $29.125.
(2) Consists of restricted shares of the Company's Common Stock which will generally vest under the schedule described in footnote 3 to the Summary Compensation Table, in each case subject to the holder's continued employment with the Company.

FEDERAL INCOME TAX CONSEQUENCES.

 Stock Options.

  There will be no federal income tax consequences to the associate or the Company upon the grant of either an ISO or an NSO under the Stock Plan. Upon exercise of an NSO, an associate generally will recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares of Common Stock; less (ii) the exercise price of the NSO. Subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount.

  Upon the exercise of an ISO, an associate recognizes no immediate taxable income. Income recognition is deferred until the associate sells the shares of Common Stock. If the ISO is exercised no later than three months after the termination of the associate's employment, and the associate does not dispose of the shares acquired pursuant to the exercise of the ISO within two years from the date the ISO was granted and within one year after the exercise of the ISO, the gain on the sale will be treated as long-term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of an associate's death or disability while employed by the Company. The Company is not entitled to any tax deduction with respect to the grant or exercise of ISOs, except that if the Common Stock is not held for the full term of the holding period outlined above, the gain on the sale of such Common Stock, being the lesser of: (i) the fair market value of the Class A Common Stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the associate as ordinary income and, subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction in the same amount. The excess of the fair market value of the Common Stock acquired upon exercise of an ISO over the exercise price therefor constitutes a tax preference item for purposes of computing the "alternative minimum tax" under the Code.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Stock Appreciation Rights.

  There will be no federal income tax consequences to either the associate or the Company upon the grant of an SAR. However, the associate generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of Common Stock received upon exercise. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includible in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Restricted Shares.

  There will be no federal income tax consequences to either the associate or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the associate generally will recognize taxable income equal to the then fair market value for the Class A Common Stock and, subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction. However, the associate may elect, within thirty days after the date of the grant, to recognize ordinary income as of the date of grant and the Company will be entitled to a corresponding deduction at that time.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Performance Shares and Units.

  There will be no federal income tax consequences to the associate or the Company upon the grant of Performance Shares or Performance Units. Associates generally will recognize taxable income at the time when payment for the Performance Shares or Performance Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of Common Stock acquired. Subject to Section 162(m) of the Code, and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includible in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Unrestricted Shares.

  Associates generally will recognize taxable income at the time Unrestricted Shares are received. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includible in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

 Section 16 of the Exchange Act.

  Associates who are subject to Section 16 of the Exchange Act and receive shares of Common Stock under the Stock Plan will not recognize ordinary income at that time unless (i) an election is made by such associate under Section 83(b) of the Code or (ii) the sale of such shares by such associate at a profit is no longer subject to Section 16(b) of the Exchange Act (generally
(1) in the case of options, six months following the date of grant of the option to which the shares relate and (2) otherwise, six months after the receipt of shares). Such associate will instead recognize ordinary income equal to the fair market value of such shares received (less the price paid for the shares, if any) on the first day that such a sale is no longer subject to Section 16(b) of the Exchange Act and, subject to Section 162(m) of the Code, the Company or an affiliate generally will be entitled to a deduction of an equal amount for federal income tax purposes at that time provided that applicable tax withholding requirements are satisfied. An associate subject to
Section 16 of the Exchange Act may elect under Section 83(b) of the Code, within 30 days of the transfer of such shares, to recognize income at the time of transfer equal to the difference between the price paid for such shares, if any, and the fair market value of such shares. Such amount will be taxed as ordinary income to the associate and, subject to Section 162(m) of the Code and satisfaction of applicable withholding requirements, generally will be allowed as a deduction for federal income tax purposes to the Company.

REQUIRED VOTE.

  Approval of the Stock Plan requires the affirmative vote of a majority of the total voting power represented by outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK PLAN.

                             STOCKHOLDER PROPOSAL

STOCKHOLDER PROPOSAL: EXECUTIVE COMPENSATION.

  The following proposal and supporting statement have been submitted by the Amalgamated Bank of New York LongView Collective Investment Fund, 11-15 Union Square, New York, NY, 10003, which owns 74,471 shares of Company stock:

  RESOLVED: That the shareholders of The Limited, Inc. request the Board of Directors to adopt executive compensation policies that emphasize and reward executives for enforcing standards seeking to ensure that The Limited does not do business with foreign suppliers who manufacture items for sale in the United States using forced labor, convict labor, or illegal child labor, or who fail to satisfy all applicable laws and standards protecting their employees' wages, benefits, working conditions, freedom of association, and other rights.

                             SUPPORTING STATEMENT

  As U.S. companies import more goods, concern is growing about working conditions in many nations that fall far below basic standards of fair and humane treatment. Several years ago, a controversy arose after reports that goods made by convicts in Chinese prisons were being imported into the United States for sale to consumers. The Tariff Act of 1930 makes it illegal to import any goods made by forced labor, including convict labor. China's use of prison labor and its record on human rights generally were issues in the debate about whether China should enjoy "most favored nation" trading status with the United States.

  Public concern has also been voiced following reports that retail items were manufactured using illegal child labor, unsafe and unhealthy working conditions, and similar conditions. In April 1997, the White House Apparel Industry Partnership, which President Clinton appointed to make recommendations on this topic, submitted a report outlining a Workplace Code of Conduct and Principles of Monitoring for the apparel and footwear industry. Those standards, if implemented comprehensively and diligently, are intended to eliminate poor working conditions in the U.S. and abroad.

  The Limited imports many goods into this country, and we believe that an important measure of executive compensation should be the extent to which executives ensure that strict standards are enforced in this area. Lack of vigilance can be damaging to a company, in our judgment. For example, there are subterfuges that suppliers can use to import goods made by forced labor into the United States. Also, reports that an overseas supplier exploits its workers can generate a consumer backlash and damage the reputation of companies selling retail goods made by that supplier. Finally, when the federal government enforces applicable trade laws, it may hold companies liable for actions of their suppliers.

  Indeed, after this resolution was submitted last year, a federal judge unsealed a False Claims Act case filed against The Limited and certain subsidiaries, who are alleged to have submitted false records to the U.S. Customs Service to make it appear that apparel manufactured in China had been made in Hong Kong. Potential liability is in the millions.

  In our view, it is not adequate simply to have standards forbidding The Limited's overseas suppliers from using forced labor, illegal child labor or similar practices. An executive compensation policy that places a premium on enforcement of those standards is, we believe, essential.

  WE URGE YOU TO VOTE FOR THIS RESOLUTION!

RECOMMENDATION OF THE BOARD OF DIRECTORS AGAINST THE STOCKHOLDER PROPOSAL.

  The Board of Directors believes that the Stockholder Proposal is unnecessary and inappropriate as a matter of compensation policy and therefore recommends a vote AGAINST the Proposal.

  The Limited takes very seriously its responsibility to conduct business in accordance with high ethical standards. It is a recognized leader within the retail industry in developing and implementing practices intended to ensure that its vendors and suppliers--both foreign and domestic--comply with applicable laws and conduct their operations in a manner that respects the basic human rights of their employees. As recently as February 1998, the United States Secretary of Labor publicly praised The Limited for its "anti-sweatshop" policies and programs. In addition, The Limited was identified by the United States Department of Labor (the "DOL") as one of only 31 companies included on the DOL's most recent "Trendsetter List" of companies that, according to a DOL News Release, ". . . demonstrate a commitment to labor laws; cooperate with law enforcement agencies when violations of the law are found; educate suppliers regarding the Fair Labor Standards Act; and regularly monitor their cutting and sewing contractors and subcontractors." The Limited also regularly participates in the activities of various governmental and non-governmental groups addressing labor standards.

  In 1994, The Limited adopted a formal vendor compliance policy setting forth a code of conduct for The Limited's vendors and suppliers with respect to labor standards. Based on its experience under the 1994 policy, in 1997 The Limited adopted a new, comprehensive policy statement with respect to these matters (the "Policy") strengthening the requirements imposed on The Limited's vendors and suppliers. Under the Policy, all of the Company's vendors and suppliers must agree in writing to adhere to the Policy's requirements. In addition, the Company has adopted various monitoring and certification procedures (including the use of audit teams to conduct spot checks) intended to ensure, to the extent practicable, that suppliers adhere to those requirements.

  As is the case with all of the Company's policies, executive officers and employees are required to adhere to the Policy. Furthermore, compliance with the Company's policies is considered in connection with executive officer compensation decisions.

  In addition to being unnecessary, the Board of Directors believes that the Proposal--which could serve to elevate one set of issues above others in connection with compensation decisions--is not in the best interests of stockholders. Compensation policies for The Limited's executive officers generally are established and administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which is comprised solely of independent, non-employee Directors, is charged with establishing executive compensation policies intended to promote the interests of the Company and its stockholders and, in particular, to develop compensation packages intended to enhance stockholder value. While recognizing the importance of the issues addressed by the Proposal, the Board of Directors believes that The Limited's stockholders are best served if directors, including the members of the Compensation Committee, are free to exercise their own business judgment as to compensation matters without the imposition of specific criteria--binding or otherwise--from one or more of The Limited's various constituencies with particular political, social or other agendas.

  The Board of Directors believes that the overwhelming majority of the Company's stockholders agree with the Board's views. In 1997, a proposal identical to the Proposal was submitted to stockholders, and fewer than 4% of the Company's stockholders voted for its approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  During the Company's 1997 fiscal year, Coopers & Lybrand L.L.P. served as the Company's independent public accountants and in that capacity rendered an opinion on the Company's consolidated financial statements as of and for the fiscal year ended January 31, 1998. The Company annually reviews the selection of its independent public accountants; no selection has yet been made for the current fiscal year.

  Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment on such matters.

                             STOCKHOLDER PROPOSALS

  Any proposals of stockholders which are intended to be presented at the next Annual Meeting of Stockholders, but which are not received by the Secretary of the Company at the principal executive offices of the Company on or before December 21, 1998, may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

                           EXPENSES OF SOLICITATION

  The expense of preparing, assembling, printing and mailing the proxy form and the form of material used in solicitation of proxies will be paid by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company has retained Shareholder Communications Corporation, New York, New York, to aid in the solicitation of proxies with respect to shares held by brokerage houses, custodians, fiduciaries and other nominees for a fee of approximately $32,000, plus expenses. The Company does not expect to pay any other compensation for the solicitation of proxies.

                                          By Order of the Board of Directors

                                          /s/ Leslie H. Wexner
                                          Leslie H. Wexner
                                          Chairman of the Board

                                                                      EXHIBIT A

                               THE LIMITED, INC.

               1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                              (1998 RESTATEMENT)

                                   ARTICLE 1

                           Establishment and Purpose

  1.1 Establishment and Effective Date. The Limited, Inc., a Delaware corporation (the "Company"), hereby establishes a stock incentive plan to be known as "The Limited, Inc. 1993 Stock Option and Performance Incentive Plan (1998 Restatement)" (the "Plan"). The Plan shall become effective on March 19, 1998, subject to the approval of the Company's stockholders at the 1998 Annual Meeting. Upon approval by the Board of Directors of the Company (the "Board"), awards may be made as provided herein, subject to stockholder approval.

  1.2 Purpose. The Company desires to attract and retain the best available executive and key management associates for itself and its subsidiaries and to encourage the highest level of performance by such associates in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible associates the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its subsidiaries.

                                   ARTICLE 2

                                    Awards

  2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonstatutory stock options ("Nonstatutory Stock Options") (unless otherwise indicated, references in the Plan to Options shall include both Incentive Stock Options and Nonstatutory Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 7, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of common stock of the Company ("Common Stock") which are restricted as provided in Article 11 ("Restricted Shares"); (v) units representing shares of Common Stock, as described in
Article 12 ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 13 ("Performance Units"); (vii) shares of unrestricted Common Stock ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 15.

  2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 29,298,225 subject to adjustment pursuant to Article 16. In addition, Tax Offset Payments which may be awarded under the Plan will not exceed the number of shares available for issuance under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units may, at the discretion of the Committee (as defined below) to the extent permissible under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

  2.3 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require associates to return to the Company awards previously granted under this Plan. Subject to the provisions of this Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted to the extent permitted by Rule 16b-3 under the Act.

                                   ARTICLE 3

                                Administration

  3.1 Committee. The Plan shall be administered by a Committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an "outside director" (within the meaning of Section 162(m) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3(b)(3)(i) under the Act).

  3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the associates to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

  3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause (i) transactions under the Plan to fail to comply with Section 16 of the Act or (ii) the Committee to fail to qualify as "outside directors" under Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

  3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all associates who have received awards under the Plan and all other interested persons.

  3.5 Liability; Indemnification. No member of the Committee, nor any person to whom duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

                                   ARTICLE 4

                                  Eligibility

  Awards shall be limited to executive and key management associates who are regular, full-time associates of the Company and its present and future subsidiaries. In determining the associates to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such associates, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. As used in this Plan, the term "subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, or any successor provision hereafter enacted. No associate may be granted in any calendar year awards covering more than 2,000,000 shares of Common Stock.

                                   ARTICLE 5

                                 Stock Options

  5.1 Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

  5.2 Option Price. The option price of each Option to purchase Common Stock shall be determined by the Committee at the time of the grant, but shall not be less than 100 percent of the fair market value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option.

  5.3 Term of Options. The term of each Option granted under the Plan shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles 9 and 10, except as otherwise provided in
Section 6.1 with respect to ten (10) percent stockholders of the Company.

  5.4 Exercise of Options. An Option may be exercised, in whole or in part, at such time or times as the Committee shall determine. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an associate by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash or by certified check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at fair market value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the associate, shall be delivered to the associate.

  5.5 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

                                   ARTICLE 6

              Special Rules Applicable to Incentive Stock Options

  6.1 Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no associate may receive an Incentive Stock Option under the Plan if such associate, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

  6.2 Limitation on Grants. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an associate during any calendar year (under this Plan or any other plan of the Company or a subsidiary) shall not exceed $100,000.

  6.3 Limitations on Time of Grant. No grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the earlier of the date of adoption of the Plan by the Board or the date the Plan is approved by stockholders.

                                   ARTICLE 7

                           Stock Appreciation Rights

  7.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 7.4 below. The base price of a Nontandem Stock Appreciation Right shall be not less than 100 percent of the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

  7.2 Limitations on Exercise. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine.

  7.3 Surrender or Exchange of Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the associate to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

  7.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of a Nontandem Stock Appreciation Right shall entitle the associate to receive from the Company that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

  7.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall (i) issue, in the name of the associate, stock certificates representing the total number of full shares of Common Stock to which the associate is entitled pursuant to Section 7.3 or 7.4 hereof, and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 7.6, deliver to the associate an amount in cash equal to the fair market value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

  7.6 Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the fair market value of such shares on the date of exercise.

                                   ARTICLE 8

                       Nontransferability of Options and
                           Stock Appreciation Rights

  No Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment transfer, pledge, hypothecation or other disposition of an Option or a Stock Appreciation

Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised by an associate only during his or her lifetime, or following his or her death pursuant to
Article 10.

                                   ARTICLE 9

                           Termination of Employment

  9.1 Exercise after Termination of Employment. Except as the Committee may at any time provide, in the event that the employment of an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (for reasons other than death or total disability), such Option or Stock Appreciation Right may be exercised (to the extent that the associate was entitled to do so at the termination of his employment) at any time within three (3) months after such termination of employment.

  9.2 Total Disability. In the event that an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall become totally disabled, except as the Committee may at anytime provide, such Option or Stock Appreciation Right may be exercised at any time during the first nine (9) months that the associate receives benefits under The Limited, Inc. Long-Term Disability Plan (the "Disability Plan"). For purposes hereof, "total disability" shall have the definition set forth in the Disability Plan, which definition is hereby incorporated by reference.

                                  ARTICLE 10

                              Death of Associate

  If an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by the Company or one of its subsidiaries or within three (3) months after the termination of such employment, except as the Committee may at anytime provide, such Option or Stock Appreciation Right may be exercised to the extent that the associate was entitled to do so at the time of his or her death, by the associate's estate or by the person who acquires the right to exercise such Option or Stock Appreciation Right upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the associate's death or such other period as the Committee may at anytime provide, but in no case later than the date on which the Option or Stock Appreciation Right terminates.

                                  ARTICLE 11

                               Restricted Shares

  11.1 Grant of Restricted Shares. The Committee may from time to time cause the Company to grant Restricted Shares under the Plan to associates, subject to such restrictions, conditions and other terms as the Committee may determine.

  11.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. Except with respect to grants of Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

  11.3 Restricted Stock Certificates. If the Committee deems it necessary or appropriate, the Company may issue, in the name of each associate to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the associate, provided that such certificates bear an appropriate legend or other restriction on transfer. The Secretary of the Company shall hold such certificates, properly endorsed for transfer, for the associate's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

  11.4 Rights of Holders of Restricted Shares. Except as determined by the Committee either at the time Restricted Shares are awarded or any time thereafter prior to the lapse of the restrictions, holders of Restricted Shares shall not have the right to vote such shares or the right to receive any dividends with respect to such shares. All distributions, if any, received by an associate with respect to Restricted Shares as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 11.

  11.5 Forfeiture. Except as the Committee may at any time provide, any Restricted Shares granted to an associate pursuant to the Plan shall be forfeited if the associate terminates employment with the Company or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Secretary of the Company shall either cancel or retain in its treasury the Restricted Shares that are forfeited to the Company.

  11.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the associate or the associate's beneficiary or estate, as the case may be.

  11.7 Performance-Based Objectives. At the time of the grant of Restricted Shares to an associate, and prior to the beginning of the performance period to which performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of Company Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

                                  ARTICLE 12

                              Performance Shares

  12.1 Award of Performance Shares. For each Performance Period (as defined in
Section 12.2), Performance Shares may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an associate shall be credited to an account (a "Performance Share Account") established and maintained for such associate.

  12.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different associates receiving Performance Shares. Performance Periods may run consecutively or concurrently.

  12.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under this Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the associate to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, full vested Performance Shares to the associate. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of the associate's employment prior to the end of the Performance Period.

  12.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 12.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the associate pursuant to Section 12.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the associate an amount with respect to each vested Performance Share equal to the fair market value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the fair market value of a share of Common Stock on the payment date less (ii) the fair market value of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

  12.5 Voting and Dividend Rights. Except as the Committee may otherwise provide, no associate shall be entitled to any voting rights, to receive any dividends, or to have his or her Performance Share Account credited or increased as a result of any dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a dividend by the Company on its shares of Common Stock, the Committee, in its discretion, may credit an associate's Performance Share Account with additional Performance Shares having an aggregate fair market value equal to the dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the dividend was declared.

                                  ARTICLE 13

                               Performance Units

  13.1 Award of Performance Units. For each Performance Period (as defined in
Section 12.2), Performance Units may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the associate pursuant to Section 13.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an associate shall be credited to an account (a "Performance Unit Account") established and maintained for such associate.

  13.2 Right to Payment of Performance Units. With respect to each award of Performance Units under this Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the associate to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the associate. The Committee may also determine, in its sole discretion, that Performance Units awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of employment of the associate by the Company.

  13.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 13.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the associate pursuant to Section 13.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine, the Company shall pay to the associate an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

                                  ARTICLE 14

                              Unrestricted Shares

  14.1 Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to associates at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

  14.2 Delivery of Unrestricted Shares. The Company shall issue, in the name of each associate to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the associate, and shall deliver such certificates to the associate as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                  ARTICLE 15

                              Tax Offset Payments

  The Committee shall have the authority at the time of any award under this Plan or anytime thereafter to make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in this Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by an associate upon (i) the exercise of a Nonstatutory Stock Option or a Stock Appreciation Right, (ii) the disposition of shares received upon exercise of an Incentive Stock Option,
(iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares, or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Company to assist associates in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 8.

                                  ARTICLE 16

                   Adjustment Upon Changes in Capitalization

  Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options, Stock Appreciation Rights, Restricted Shares or Performance Shares as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, extraordinary cash dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like.

                                  ARTICLE 17

                           Amendment and Termination

  The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would materially increase the aggregate number of shares which may be issued under the Plan shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 16 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the associate to whom an award shall theretofore have been granted, adversely affect the rights of such associate under such award.

                                  ARTICLE 18

                               Written Agreement

  Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement, executed by the associate and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                  ARTICLE 19

                           Miscellaneous Provisions

  19.1 Fair Market Value. "Fair market value" for purposes of this Plan shall be the closing price of the Common Stock as reported on the principal exchange on which the shares are listed for the date on which the grant, exercise or other transaction occurs, or if there were no sales on such date, the most recent prior date on which there were sales.

  19.2 Tax Withholding. The Company shall have the right to require associates or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an associate in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an associate to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the associate or (ii) having the Company withhold from shares otherwise deliverable to the associate. Shares surrendered or withheld shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the associate at the time of such award.

  19.3 Compliance With Section 16(b) and Section 162(m). In the case of associates who are or may be subject to Section 16 of the Act, it is the intent of the corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to associates who are or may be subject to Section 16 of the Act. If any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

  19.4 Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

  19.5 General Creditor Status. Associates shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any associate or beneficiary or legal representative of such associate. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

  19.6 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 18, nor the grant of any award, shall confer upon any associate any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such associate's employment at any time.

  19.7 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the associate at the associate's address set forth in the books and records of the Company or its subsidiaries, or (b) to the Company or the Committee at the principal office of the Company.

  19.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  19.9 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

  19.10 Term of Plan. Unless earlier terminated pursuant to Article 17 hereof, the Plan shall terminate on May 19, 2007.

                                   P R O X Y


                               THE LIMITED, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 1998

The undersigned hereby appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Common Stock of The Limited, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 18, 1998 at 9:00 a.m., Eastern Daylight Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

Election of Directors, Nominees:

Leslie H. Wexner, Eugene M. Freedman, Kenneth B. Gilman, David T. Kollat

SAID PROXIES ARE DIRECTED TO VOTE AS MARKED ON THE REVERSE SIDE AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
                                (Continued and to be signed on the reverse side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             FOLD AND DETACH HERE

X  PLEASE MARK YOUR
   VOTES AS IN THIS
   EXAMPLE.                                                9788





--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES AND "FOR" APPROVAL OF THE PLAN REFERRED TO BELOW, AND RECOMMENDS A VOTE "AGAINST" APPROVAL OF THE STOCKHOLDER PROPOSAL. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD.

1. Election of                           FOR       WITHHELD
   Directors (see reverse)               [_]          [_]


For, except vote withheld from following nominee(s):

--------------------------------------------------------------------------------

2. Approval of the 1998 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan

                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

3. Approval of the Stockholder Proposal

                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DATED APRIL 20, 1998.

IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. IF STOCK IS HELD JOINTLY, SIGNATURE SHOULD INCLUDE BOTH NAMES. EXECU-TORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTA-TIVE CAPACITY SHOULD INDICATE FULL TITLES.

SIGNATURE(S)_________________________DATE____________


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            FOLD AND DETACH HERE

LOGO
                                     PROXY

                               THE LIMITED, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 1998

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES AND "FOR" APPROVAL OF THE PLAN REFERRED TO BELOW, AND RECOMMENDS A VOTE "AGAINST" THE STOCKHOLDER PROPOSAL. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD.

Election of Directors, Nominees:
Leslie H. Wexner, Eugene M. Freedman, Kenneth B. Gilman, David T. Kollat

1. Election of Directors
                           FOR       WITHHELD
                           [_]        [_]
For, except vote withheld from following nominee(s):

-------------------------------------------------------------------------------
2. Approval of the 1998 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan
                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]
3. Approval of the Stockholder Proposal
                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]
                (Continued and to be signed on the reverse side)

LOGO

  The undersigned hereby appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Common Stock of The Limited, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 18, 1998 at 9:00 a.m., Eastern Daylight Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

  The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 20, 1998.

                                       SIGNATURE(S) ________________  DATE

                                       IMPORTANT: PLEASE DATE THIS PROXY AND
                                       SIGN EXACTLY AS YOUR NAME OR NAMES
                                       APPEAR HEREON. IF STOCK IS HELD
                                       JOINTLY, SIGNATURE SHOULD INCLUDE BOTH
                                       NAMES. EXECUTORS, ADMINISTRATORS,
                                       TRUSTEES, GUARDIANS AND OTHERS SIGNING
                                       IN A REPRESENTATIVE CAPACITY SHOULD
                                       INDICATE FULL TITLES.